Exhibit 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

Reference is made to that certain Non-Revolving Line of Credit Loan Agreement by and between Loop Media, Inc. (“Borrower”) and Excel Family Partners, LLLP (“Lender”) dated February 23, 2022 (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”).

This First Amendment to the Loan Agreement (this “Amendment”) is entered into on April 13, 2022 by and between the Borrower and the Lender. Terms used herein, but not otherwise defined herein have the meaning given to such terms in the Loan Agreement.

WHEREAS, Borrower desires to increase the aggregate sum of loans and Lender is willing to increase the aggregate sum of loans under the Loan Agreement by $500,000.

WHEREAS, the parties are entering into this Amendment to define the terms and conditions of the increase the Maximum Line of Credit Amount under the Loan Agreement to $2,000,000.

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1	Maximum Line of Credit Amount. The defined term “Maximum Line of Credit Amount” in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following definition:

Maximum Line of Credit Amount - The sum of Two Million and 00/100 Dollars ($2,000,000.00).

2	Additional Note. Section 2.1 c. of the Loan Agreement shall be amended and restated as reflected in the following paragraph, marked to show changes:

c. At Closing, Borrower shall execute and deliver the Note to Lender for the Maximum Line of Credit Amount; provided, however, if the Maximum Line of Credit Note amount is increased subsequent to the Closing an additional Note shall be issued for the amount of such increase and such additional Note and the original Note shall together be referred to herein as the “Note”. The Note shall evidence Borrower's unconditional obligation to repay Lender for all Advances made under the Line of Credit, with interest as herein provided. Each Advance under the Line of Credit shall be deemed evidenced by the Note, which is deemed incorporated herein by reference and made part hereof. The Note shall be in form and substance satisfactory to Lender.

3	Amended Loan Agreement. The Loan Agreement is hereby amended as set forth in this Amendment.

[SIGNATURES TO FOLLOW ON SEPARATE PAGE]

WITNESS the due execution of this Agreement as a document under seal as of the date first written above.

BORROWER:

LOOP MEDIA, INC.

By:
Name: Neil T. Watanabe
Title: Chief Financial Officer

LENDER:

EXCEL FAMILY PARTNERS, LLLP
By: Fortress Holdings, LLC, its General Partner

By:
Name: Bruce A. Cassidy Sr.
Title: Manager

Date:

(Signature Page to Amendment to Loan Agreement)